Rule 497(e)
      Securities Act Reg. No. 33-12
      1940 Act File No. 811-4401

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                         WISCONSIN TAX-EXEMPT PORTFOLIO

                         SUPPLEMENT DATED JULY 3, 2000
                        TO PROSPECTUS DATED MAY 1, 2000

     As a result of the pending retirement of Mr. Thomas P. Sancomb, the portfolio manager for the Wisconsin Tax-Exempt Portfolio, effective July 3, 2000, Mr. Craig S. Vanucci, CFA, Senior Vice President of Ziegler Asset Management, Inc. will assume responsibility for the day-to-day management of the Wisconsin Tax-Exempt Portfolio. Mr. Vanucci joined Ziegler Asset Management, Inc. in 1994 and has over 18 years of experience managing personal trusts, employee benefit and institutional portfolios. Mr. Vanucci currently serves as a fixed income portfolio manager specializing in the management of health care, senior living, municipal and corporate accounts. He is the Chairman of Ziegler Asset Management, Inc.'s Fixed Income Committee. Prior to joining Ziegler Asset Management, Inc., Mr. Vanucci spent six years with a major regional bank holding company and served as manager of its Institutional Investments Division. Mr. Vanucci received a B.S. in Finance from Bowling Green State University and his Masters of Business from the University of Toledo.